SIGNIFICANT ACCOUNTING POLICIES (Schedule Of Change In Allowance For Doubtful Accounts) (Details) (Allowance for Doubtful Accounts [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for Doubtful Accounts [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at the beginning of the year	$ 5,478	$ 7,704	$ 7,561
Charged to expenses, net of recoveries	1,782	(847)	2,783
Write-off	(523)	(1,443)	(2,110)
Exchange rate	55	64	(530)
Balance at the end of the year	$ 6,792	$ 5,478	$ 7,704